UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 29, 2016

Acorda Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	420 Saw Mill River Road, Ardsley, NY	10502
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 347-4300

Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Acorda Therapeutics, Inc. (the “Company”) is reporting that it has completed Phase 1 single-dose pharmacokinetic (PK) studies for three separate once-daily (QD) formulations of dalfampridine, at least one of which has met all of the Company’s success criteria. The Company expects to move forward with multi-dose PK studies for one or more of these formulations in the second quarter of 2016. The Company is exploring the potential use of a QD formulation in its post-stroke walking deficits development program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

March 29, 2016	By:	/s/ Michael Rogers
Name: Michael Rogers
Title: Chief Financial Officer